Catalyst/Millburn Hedge Strategy Fund

Class A: MBXAX Class C: MBXCX Class I: MBXIX

PROSPECTUS

December 15, 2015

As revised February 9, 2016

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY: CATALYST/MILLBURN HEDGE STRATEGY FUND	1
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	9
HOW TO BUY SHARES	17
HOW TO REDEEM SHARES	24
DISTRIBUTION PLANS	26
VALUING THE FUND’S ASSETS	27
DIVIDENDS, DISTRIBUTIONS AND TAXES	28
MANAGEMENT OF THE FUND	28
PRIVACY NOTICE	33
FOR MORE INFORMATION	35

FUND SUMMARY: CATALYST/MILLBURN HEDGE STRATEGY Fund

Investment Objective: The Fund's objective is superior risk-adjusted returns as compared with a typical long only, non-leveraged equity portfolio.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund's prospectus entitled How to Buy Shares on page 17 and in the sections of the Fund's Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 40 and Waiver of Up-Front Sales Charge on Class A Shares on page 41.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[1,2]	0.15%	0.15%	0.15%
Acquired Fund Fees and Expenses[1,3]	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	2.24%	2.99%	1.99%

1) Estimated for the current fiscal year.

2) The expenses of the Fund’s wholly-owned subsidiary are consolidated with those of the Fund and are not presented as a separate expense.

3) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$789	$302	$202
3	$1,235	$924	$624

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher

1

transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Portfolio has not commenced operations as of the date of this prospectus, the portfolio turnover rate for the last fiscal year is not available. In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing in a portfolio comprised of (i) futures contracts, forward contracts and options on futures contracts (the “Futures Component”) and (ii) equity exchange traded funds (“ETFs”) and common stocks (the “Equity Component”), designed to capitalize on the non-correlated, long term historical performance of the equities and managed futures asset classes The Fund will also hold a large portion of its assets in cash, money market mutual funds (including affiliated money market funds) and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments.

Futures Component: The Futures Component of the Fund’s portfolio holds long and short positions on futures contracts, forward contracts and options on futures contracts. The Fund will invest 30% to 50% of its assets in the Futures Component. The Futures Component of the Fund’s assets will be allocated among various asset classes including equity, fixed income, commodities and currencies. Investments may be made in domestic and foreign markets, including emerging markets. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary (as described below).

The Fund’s sub-advisor, Millburn Ridgefield Corporation (the “Sub-Advisor”), utilizes a set of trading systems, which were developed by the Sub-Advisor, to determine the Fund’s asset allocations. The trading systems generate buy, sell, or hold decisions in a particular market based on the analysis of price movements in the market, non-price information like inventory levels, interest rate differentials, crop reports, etc., or a combination of both. The trading systems analyze these factors over a broad time spectrum that may range from several minutes to multiple years. The Sub-Advisor analyzes a number of additional factors in determining how the markets traded are allocated in the portfolio including, but not limited to: profitability of an asset class or market, liquidity of a particular market, desired diversification among markets and asset classes, transaction costs, and exchange regulations. The allocations are reviewed at least monthly, although changes may occur more or less frequently.

Equity Component. The Equity Component is intended to provide the Fund’s portfolio with long-term, strategic exposure to a number of U.S. and international liquid equity securities. The companies held by the Fund and the ETFs held by the Fund may be of any market capitalization, sector and geographic location (including emerging markets). The Fund will invest 50% to 70% of its assets in the Equity Component. The Fund’s Equity Component investments are taken on a passive, long-only, “buy-and-hold” basis.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

2

Investments in Subsidiary – The Adviser executes a portion of the Fund’s strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Subsidiary").  The Subsidiary invests the majority of its assets in commodities and other futures contracts.  The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund. The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

•	Affiliated Investment Company Risk. The Fund invests in affiliated money market funds (the “Catalyst Advised Funds”), unaffiliated money market funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects a Catalyst Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Catalyst Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Catalyst Advised Funds.

•	Cash or Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
•	Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•	Derivatives Risk: Even a small investment in derivatives (which include options, futures and other transactions) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), and can have a significant impact on the Fund's performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

3

•	Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

•	Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

•	Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

•	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•	Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

•	Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to
4

sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

•	Leverage Risk: Using derivatives like commodity futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

•	Limited History of Operations: The Fund has a limited history of operations for investors to evaluate.

•	Management Risk: The Adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

•	Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

•	Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

•	Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. Because they are unhedged, the Fund’s written calls expose the Fund to potentially unlimited losses.

•	Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. The Fund's losses are potentially unlimited in a short position transaction.

•	Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.
5

•	Underlying Fund Risk. Other investment companies including mutual funds and ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

•	Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.   The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception.   Although Class A and C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A and C shares would be different from Class I shares because Class A and C shares have different expenses than Class I shares.  Performance information for Class A and C shares will be included after the share classes have been in operation for one complete calendar year.   The performance table compares the performance of the Fund’s Class I shares over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  The Fund intends to acquire- all of the assets and liabilities of Millburn Hedge Fund, L.P. (the “Predecessor Fund”) in a tax-free reorganization on or about December 18, 2015.  In connection with this acquisition, shares of the Predecessor Fund are to be exchanged for Class I shares of the Fund.  The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Predecessor Fund shares.

6

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 17.63% (quarter ended June 30, 2007), and the lowest return for a quarter was (9.70%) (quarter ended September 30, 2007). The Fund’s Class I year-to-date return for the period ended September 30, 2015 was (1.67%).

The following table shows the average annual returns for the Predecessor Fund over various periods ended December 31, 2014. The Predecessor Fund did not have a distribution policy. It was an unregistered limited liability company, did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the Predecessor Fund. The index information is intended to permit you to compare the Predecessor Fund’s performance to a broad measure of market performance.

Average Annual Total Returns

(For periods ended December 31, 2014)

	1 Year	5 Year	10 Year	Since Inception (January 1, 1997)
Catalyst/Millburn Hedge Strategy Fund Class I Shares *	21.99%	8.47%	8.98%	11.60%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.03%	0.09%	1.54%	2.36%
Credit Suisse Managed Futures Hedge Fund Index	18.37%	3.78%	4.29%	5.93%
S&P 500 Index	13.69%	15.45%	7.67%	6.47%

* Includes the effect of performance fees paid by the investors of the predecessor limited liability company.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Millburn Ridgefield Corporation is the Fund's investment sub-advisor.

7

Portfolio Managers: Harvey Beker, Co-Chairman and a Director of the Sub-Advisor; George Crapple, Co-Chairman and a Director of the Sub-Advisor; Barry Goodman, Co-Chief Executive Officer and Executive Director of Trading of the Sub-Advisor; and Grant Smith, Co-Chief Executive Officer and Director of Research of the Sub-Advisor, are the Fund’s Portfolio Managers and are jointly and primarily responsible for the day to day management of the Fund's portfolio. They have served the Fund in this capacity since the Fund commenced operations in December 2015.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

8

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The Fund's objective is superior risk-adjusted returns as compared with a typical long only, non-leveraged equity portfolio. The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change a Fund's investment objective, shareholders will be given 60 days' advance notice.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's primary investment strategies described in this prospectus are the strategies that the Advisor believes are most likely to be important in trying to achieve the Fund's investment objective. You should note, however, that the Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s Statement of Additional Information ("SAI"). For a copy of the SAI please call toll free at 1-866-447-4228 or visit the Fund's website at www.CatalystMF.com.

The Fund seeks to achieve its investment objective by investing in a portfolio comprised of (i) futures contracts, forward contracts and options on futures contracts (the “Futures Component”) and (ii) equity exchange traded funds (“ETFs”) and common stocks (the “Equity Component”), designed to capitalize on the non-correlated, long term historical performance of the equities and managed futures asset classes The Fund will also hold a large portion of its assets in cash, money market mutual funds (including affiliated money market funds) and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments.

Futures Component: The Futures Component of the Fund’s portfolio holds long and short positions on futures contracts, forward contracts and options on futures contracts. The Fund will invest 30% to 50% of its assets in the Futures Component. The Futures Component of the Fund’s assets will be allocated among various asset classes including equity, fixed income, commodities and currencies. Investments may be made in domestic and foreign markets, including emerging markets. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary, as described below.

The Fund’s sub-advisor, Millburn Ridgefield Corporation (the “Sub-Advisor”), utilizes a set of trading systems, which were developed by the Sub-Advisor, to determine the Fund’s asset allocations. The trading systems generate buy, sell, or hold decisions in a particular market based on the analysis of price movements in the market, non-price information like inventory levels, interest rate differentials, crop reports, etc., or a combination of both. The trading systems analyze these factors over a broad time spectrum which may range from several minutes to multiple years. The Sub-Advisor analyzes a number of additional factors in determining how the markets traded are allocated in the portfolio including, but not limited to: profitability of an asset class or market, liquidity of a particular market, desired diversification among markets and asset classes, transaction costs, and exchange regulations. The allocations are reviewed at least monthly, although changes may occur more or less frequently.

9

Equity Component: The Equity Component is intended to provide the Fund’s portfolio with long-term, strategic exposure to a number of U.S. and international liquid equity securities. The companies held by the Fund and the ETFs held by the Fund may be of any market capitalization, sector and geographic location (including emerging markets). The Fund will invest 50% to 70% of its assets in the Equity Component. The Fund’s Equity Component investments are taken on a passive, long-only, “buy-and-hold” basis.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Subsidiary

The Fund will execute a portion of its strategy by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary. The Subsidiary invests the majority of its assets in commodities and other futures contracts subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary will be consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Sub-chapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income"). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as "qualifying income" for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund's investment in a wholly-owned foreign subsidiary will constitute "qualifying income" for purposes of Subchapter M. The Fund does not have a private letter ruling. Therefore, to satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary's investments during the fiscal year. Such dividend distributions are "qualifying income" pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

10

The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

Investment advisers to the Subsidiary will also comply with the provisions of the 1940 Act regarding investment advisory contracts and are considered to be an investment adviser to the Fund under the 1940 Act.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Manager-of-Managers Order

The Trust and the Fund’s Advisor have applied for and obtained an exemptive order (the "Order") from the SEC that would permit the Fund’s Advisor, with the Trust's Board of Trustees' approval, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. The Order permits the Fund’s Advisor, subject to the approval of the Board of Trustees, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Fund’s Advisor and the Trustees believe such action will benefit a Fund and its shareholders.

PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary, and you could lose money on your investment in the Fund. Also, an investment in the Fund is not a complete investment program. Below are some specific risks of investing in the Fund.

The following summarizes the principal risks of the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment in the Fund. The risk descriptions below provide a more detailed explanation of some of the principal

11

investment risks that correspond to the risks described in the Fund's "Fund Summary" section of this Prospectus.

•	Affiliated Investment Company Risk. The Fund invests in affiliated money market funds (the “Catalyst Advised Funds”), unaffiliated money market funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects a Catalyst Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Catalyst Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Catalyst Advised Funds.
•	Cash or Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

•	Commodity Risk: The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

•	Derivatives Risk: The Fund may use derivatives (including options, futures and options on futures) to enhance returns or hedge against market declines. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

o	Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. In addition, it is anticipated that the Underlying Funds will be "notionally funded" - that is their nominal trading level will exceed the cash deposited in the trading accounts. Accordingly, a relatively small price movement may result in an
12

immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

o	Liquidity Risk: Although it is anticipated that the derivatives traded by the Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day's settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the Commodity Futures Trading Commission ("CFTC"), which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

•	Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. For example, emerging markets may experience significant declines in value due to political and currency volatility. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

•	Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

•	Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve
13

greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless. The Fund may also take short positions, through derivatives, if the Adviser believes the value of a currency is likely to depreciate in value. A "short" position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

•	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•	Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may be take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals' markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

•	Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

14

•	Leverage Risk: Using derivatives like commodity futures and options to increase the Fund’s combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

•	Limited History of Operations: The Fund has a limited history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation. Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the Predecessor Fund. As a result, the Adviser may not achieve its intended result in managing the Fund.

•	Management Risk: The Adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. The Fund's profitability will also depend upon the Adviser’s judgments about the attractiveness, value and potential appreciation the fixed income securities in which the Fund will invest. There can be no assurance that either the securities selected by the Adviser will produce positive returns.

•	Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

•	Non-diversification Risk. The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

15

•	Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. If unhedged, a Fund’s written calls expose the Fund to potentially unlimited losses.

•	Short Position Risk: The Fund's long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund's overall potential for loss. The Fund's short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund's long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund's short positions is potentially large. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

•	Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. The subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments in the Underlying Pools will be passed through to the Fund as ordinary income and reflected on shareholder's tax Forms 1099 as such.

•	Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary. The investments of the Fund and Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. Also, the Adviser, in managing the Subsidiary's portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay
16

Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Portfolio Holdings Disclosure Policies

A description of the Fund’s policies regarding disclosure of the securities in the Fund’s portfolio is found in the Statement of Additional Information.

Cybersecurity

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Fund are open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

17

The Fund calculates its net asset value ("NAV") per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time ("ET"). The Fund's NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

• the name of the Fund and share class

• the dollar amount of shares to be purchased

• a completed purchase application or investment stub

• check payable to the Fund

Multiple Classes

The Fund offers Class A, Class C and Class I shares. Each class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments in the Fund. Not all share classes may be available in all states.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Class A shares are subject to a 12b-1 fee which is lower than the 12b-1 fee for the Class C shares.

The up-front Class A sales charge and the commissions paid to dealers are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
18

$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above (1)	0.00%	0.00%	0.00%

(1) In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge ("CDSC") may be assessed on shares redeemed within two years of purchase.

If you invest $1 million or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge. The Fund’s Advisor may pay a commission out of its own resources to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more in accordance with the following schedule: 1.00% of Class A shares purchases of $1,000,000 to $4,999,999; 0.50% of Class A shares purchases of $5,000,000 to $9,999,999; and 0.25% of Class A shares purchases of $10,000,000 and over.

How to Reduce Your Sales Charge

The Fund offers a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the funds in the Catalyst Funds family, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing shares in Catalyst Funds to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Catalyst Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of Catalyst Funds' investments held by the members of your immediate family, including the value of Catalyst Funds' investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Catalyst Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity

19

discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day's NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Investments of $1 Million or More: With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for the Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Fund’s Advisor or its affiliates or the Fund’s Sub-Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) officers and present or former directors of the Fund’s Advisor, Sub-Advisor or any of their affiliates, and the relatives of any such person as well as certain employee benefit plans for employees of the Fund’s' Advisor, Sub-Advisor or any of their affiliates; (4) authorized retirement plans serviced or sponsored by financial intermediaries, provided that such financial intermediary has entered into an agreement with the Fund or distributor with respect to such purchases at NAV; (5) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (6) registered representatives of broker-dealers who have entered into selling agreements with the Fund’s advisor for their own accounts; (7) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with respect to such purchases; and (8) financial intermediaries who have entered into an agreement with the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Additional information is available by calling 866-447-4228. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify the Fund at the time of each purchase if you are eligible for any of these programs. The

20

Fund may modify or discontinue these programs at any time. Information about Class A sales charges and breakpoints is available on the Fund’s website at www.CatalystMF.com.

Class C Shares

You can buy class C shares at NAV. Class C shares are subject to a 12b-1 fee of 1.00%, payable to the Advisor or selected dealers. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

Class I Shares

You can buy Class I shares at NAV. Sales of Class I shares are not subject to a front-end sales charge or an annual 12b-1 fee. Availability of Class I shares is subject to agreement between the distributor and each financial intermediary.

Opening an Account

You may purchase shares directly through the Fund’s transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in the Fund for the first time, please call toll-free 1-866-447-4228 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem you shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Fund's transfer agent, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

Catalyst Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock

21

market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 1-866-447-4228 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in all share classes of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and a $100 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Fund’s transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Fund at 1-866-447-4228.

22

Additional Investments

The minimum subsequent investment in the Fund is $50. You may purchase additional shares of the Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be made. You may revoke your election to make automatic investments by calling 1-866-447-4228 or by writing to the Fund at:

Catalyst Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or the Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can, with notice, redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. These broker-dealers and financial institutions may charge a fee for their services. The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that the Fund significantly invests in small or mid-capitalization equity securities or derivative investments, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. The Fund may reject purchase orders or temporarily or permanently revoke exchange privileges if the Fund reasonably believes that an investor is engaged in market timing activities. Additionally, to prevent disruption in the

23

management of the Fund, excessive exchange activity is limited. An investor's exchange privilege will be revoked if the exchange activity is considered excessive. The Fund may accept exchanges that would otherwise be considered excessive if it believes that granting such exceptions is in the best interest of the Fund and is not part of a market timing strategy. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in proper order by the Fund’s transfer agent or by a brokerage firm or other financial institution that sells Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's NAV. Your brokerage firm or financial institution may have an earlier cut-off time.

Shares of the Fund may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in the Fund at no charge by mail. Your request, in good order, should be addressed to:

Catalyst Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

"Good order" means your request for redemption must:

•	Include the Fund name and account number;
•	Include the account name(s) and address;
•	State the dollar amount or number of shares you wish to redeem; and
•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $100,000 or more. Signature guarantees are for the protection of

24

shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-866-447-4228 if you have questions. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in the Fund by calling the transfer agent at 1-866-447-4228. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Redemptions in Kind:  The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets.  The securities will be chosen by the Fund and valued under the Fund’s net asset value procedures.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. However, the Board of Trustees of the Trust has determined that, until otherwise approved by the Board, all redemptions in the Fund be made in cash only. If the Board determines to allow the Funds to redeem in kind in the future, the Fund will provide shareholders with notice of such change to the redemption policy.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 1-866-447-4228. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are

25

also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Exchange Privilege

You may exchange shares of a particular class of the Fund only for shares of the same class of another Catalyst Fund including for shares of other Catalyst Funds offered in other prospectuses. For example, you can exchange Class A shares of the Fund for Class A shares of the Catalyst Insider Buying Fund. Shares of the Fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss.

Converting Shares

Shareholders of the Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shares may only be converted into a share class with a lower expense ratio than the original share class. Shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Advisor or the Fund’s distributor may be automatically converted by the financial intermediary, without notice, to a share class with a lower expense ratio than the original share class, if such conversion is consistent with the fee-based or wrap fee program's policies.

An investor may directly or through his or her financial intermediary contact the Fund to request a voluntary conversion between share classes of the Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share conversion within the Fund will not result in a capital gain or loss for federal income tax purposes. The Fund may change, suspend or terminate this conversion feature at any time.

DISTRIBUTION PLANS

The Fund has adopted distribution and service plans under Rule 12b-1 of the 1940 Act (each, a "Plan") that allow the Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class C shares and for services provided to shareholders. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares

Under the Fund's Plan related to the Class A shares, the Fund may pay an annual fee of up to 0.50% of the average daily net assets of the Fund's Class A shares (the "Class A 12b-1

26

Fee") for providing ongoing services to you. The Fund is currently paying up to 0.25% of the average daily net assets of its Class A shares. If authorized by the Board of Trustees and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

Class C Shares

Under the Fund's Plan related to the Class C shares, the Fund may pay an annual fee of up to 1.00% of the average daily net assets of the Fund's Class C shares for providing ongoing services to you. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

VALUING THE FUND’S ASSETS

The Fund's assets are generally valued at their market value. If market prices are not available or, in the Advisor's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially effects fair value, the Advisor will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of the Fund’s securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The Fund may use pricing services to determine market value. The NAV for the Fund investing in other investment companies is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Because the Fund may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.

27

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist of both capital gains and dividend income. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their "net investment income," which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

MANAGEMENT OF THE FUND

Advisor

Catalyst Capital Advisors LLC ("Catalyst" or "Advisor"), a New York limited liability company located at 36 North New York Avenue, Huntington, NY, serves as Advisor to the Fund. The Advisor was formed on January 24, 2006. Management of mutual funds, including the Fund, is its primary business. Under the terms of the management agreement, the Advisor is responsible for formulating the Fund's investment policies, making ongoing investment decisions and engaging in portfolio transactions.

28

Sub-Advisor

Millburn Ridgefield Corporation, a Delaware corporation located at 411 West Putnam Avenue, Greenwich, CT 06830, is the investment sub-advisor to the Fund. In addition to serving as the investment sub-advisor to the Fund, the Sub-Advisor is a registered investment advisor providing investment management or adviser services to pooled investment vehicles that it sponsors. The principal owners of Millburn are Harvey Beker, George Crapple, Barry Goodman, and Grant Smith.

Subject to the oversight and approval of the Advisor, the Sub-Advisor is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay the Sub-Advisor 50% of the management fees that the Advisor receives from the Fund.

Portfolio Managers

Harvey Beker.  Mr. Beker has been Co-Chairman of Millburn Ridgefield Corporation since 1984 and serves as a member of Millburn Ridgefield Corporation’s Investment Committee.  Until November 1, 2015, Mr. Beker also served as Co-Chief Executive Officer of Millburn Ridgefield Corporation and Chief Executive Officer and Chairman of its affiliate The Millburn Corporation. He received a Bachelor of Arts degree in economics from New York University (“NYU”) in 1974 and a Master of Business Administration degree in finance from NYU in 1975.  From June 1975 to July 1977, Mr. Beker was employed by the investment bank Loeb Rhoades, Inc. where he developed and traded silver arbitrage strategies.  From July 1977 to June 1978, Mr. Beker was a futures trader at the commodities and securities brokerage firm of Clayton Brokerage Co. of St. Louis.  Mr. Beker has been employed by The Millburn Corporation since June 1978 and initially served as the Director of Operations for its affiliate, Millburn Partners.  During his tenure at Millburn Ridgefield Corporation (including its affiliates), he has been instrumental in the development of the research, trading and operations areas.  Mr. Beker became a principal of the firm in June 1982.

George E. Crapple. Mr. Crapple has been Co-Chairman of Millburn Ridgefield Corporation since 1984 and serves as a member of Millburn Ridgefield Corporation’s Investment Committee.  Until November 1, 2015, Mr. Crapple also served as Co-Chief Executive Officer of Millburn Ridgefield Corporation and served as Co-Chairman and Co-Chief Executive Officer at The Millburn Corporation through May 2011. In 1966, he graduated with honors from the University of Wisconsin where his field of concentration was economics and he was elected to Phi Beta Kappa.  In 1969, he graduated from Harvard Law School, magna cum laude, where he was an editor of the Harvard Law Review.  He was a lawyer with the law firm of Sidley & Austin LLP, Chicago, Illinois, from June 1969 until April 1983, as a partner since July 1975, specializing in commodities, securities, corporate and tax law.  He was first associated with Millburn Ridgefield Corporation in June 1976 and joined Millburn Ridgefield Corporation and The Millburn Corporation (including its affiliates) on April 1983 on a full-time basis.  Mr. Crapple ceased his employment with The Millburn Corporation effective May 2011.  Mr. Crapple is a past Director, Member of the Executive Committee, Chairman of the Appeals Committee and a former Chairman of the Eastern Regional Business Conduct Committee of the

29

NFA, past Chairman of the hedge fund industry group, the Managed Funds Association (the “MFA”), a former member of the Global Markets Advisory Committee of the CFTC and a former member of the board of directors of the Futures Industry Association.

Barry Goodman. Mr. Goodman became Co-Chief Executive Officer of Millburn Ridgefield Corporation on November 1, 2015, serves as a member of Millburn Ridgefield Corporation’s Investment Committee, and has served as Executive Director of Trading for Millburn Ridgefield Corporation and The Millburn Corporation since 1998. Prior to November 1, 2015, he also served as Executive Vice President of Millburn Ridgefield Corporation and The Millburn Corporation.  Mr. Goodman also plays an integral role in business and product development, and in the strategic direction of the firm as a whole.  Mr. Goodman joined Millburn Ridgefield Corporation and The Millburn Corporation (including its affiliate, Millburn Partners) in November 1982 as Assistant Director of Trading.  From September 1980 through October 1982, he was a commodity trader at the brokerage firm of E.F. Hutton & Co., Inc. (“E.F. Hutton”).  At E.F. Hutton, he also designed and maintained various technical indicators and coordinated research projects pertaining to the futures markets.  Mr. Goodman graduated magna cum laude from Harpur College of the State University of New York in 1979 with a B.A. in economics.

Grant N. Smith. Mr. Smith became Co-Chief Executive Officer of Millburn Ridgefield Corporation on November 1, 2015, serves as a member of Millburn Ridgefield Corporation’s Investment Committee, and has served as Director of Research of Millburn Ridgefield Corporation and The Millburn Corporation since 1998.  Prior to November 1, 2015, he also served as Executive Vice President of Millburn Ridgefield Corporation and The Millburn Corporation. He is responsible for the design, testing and implementation of quantitative trading strategies, as well as for planning and overseeing the computerized decision-support systems of the firm.  He received a B.S. degree from the Massachusetts Institute of Technology (“MIT”) in 1974 and an M.S. degree from MIT in 1975.  While at MIT, he held several teaching and research positions in the computer science field and participated in various projects relating to database management.  He joined the predecessor entity to The Millburn Corporation in June 1975, and has been continuously associated with Millburn Ridgefield Corporation, The Millburn Corporation and their affiliates since that time.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed and ownership of securities in the managed Fund.

Advisory Fees

The Fund is authorized to pay the Fund's Advisor an annual fee of 1.75% based on its average daily net assets. The advisory fee is paid monthly. The Fund’s Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain the Fund's total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; 12b-1 distribution plan expenses; and extraordinary expenses) at 1.99% until October 31, 2017.

The Fund may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which a

30

Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. The Fund, through its rule 12b-1 distribution plan, or the Fund's Advisor (not the Fund) may also pay certain financial intermediaries a fee for providing distribution related services for each respective Fund's shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Please refer to the section of the Statement of Additional Information entitled "Additional Compensation to Financial Intermediaries" for more information.

A discussion regarding the basis of the Board of Trustees' approval of the management agreement with the Advisor and the sub-advisory agreement between the Advisor and Sub-Advisor will be available in the Fund's semi-annual report to shareholders for the period ending December 31, 2015.

Investment Subsidiary

The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests the majority of its assets in commodities and other futures contracts. The Subsidiary is organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to other investors. If, at any time, the Subsidiary proposes to offer or sell its shares to any investor other than the Fund, you will receive 60 days prior notice of such offer or sale.

As with the Fund, the adviser is responsible for the Subsidiary's day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the adviser provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund, except the adviser receives no fees from the Subsidiary. The advisory agreement with the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.

The Subsidiary will also bear certain fees and expenses incurred in connection with its operation such as custody and other services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that the Fund's own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that any duplicative fees for similar services provided to the Fund and the Subsidiary will not be material.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the adviser is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage (each measured on a consolidated basis with the Fund) and the timing and method of the valuation of the Subsidiary's portfolio investments. These policies and restrictions are described in detail in the Fund's Statement of Additional Information ("SAI"). The Fund's

31

Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board regarding the Subsidiary's compliance with its policies and procedures.

The financial statements of the Subsidiary will be consolidated in the Fund's financial statements which are included in the Fund's annual and semi-annual reports. The Fund's annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

32

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For our affiliates to market to you	NO	We don't share
For non-affiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-866-447-4228

33

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

• open an account or deposit money

• direct us to buy securities or direct us to sell your securities

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates' everyday business purposes – information about your creditworthiness.

• affiliates from using your information to market to you.

• sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust doesn't share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund Series Trust doesn't jointly market.

34

FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Fund at 1-866-447-4228 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information from the Fund’s internet site at www.CatalystMF.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the "SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21872

35